UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-24478	38-3073622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Porter Street

Dearborn, MI 48034

(Address of principal executive offices)

Registrant’s telephone number: (313) 565-5700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2011, Dearborn Bancorp, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“NASDAQ”) stating that the staff has rejected the Company’s compliance plan to cure a reporting deficiency under Listing Rule 5250(c)(1) for the reasons detailed below. The letter provides that, absent an appeal of the staff’s determination by the Company, trading in the Company’s common stock will be suspended at the opening of business on November 29, 2011, and NASDAQ will file a Form 25-NSE with the Securities and Exchange Commission (“SEC”) to remove Company’s securities from listing and registration on NASDAQ.

As previously reported on Form 8-K dated August 19, 2011, the Company received a letter from NASDAQ on August 18, 2011 stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2011 with the SEC. The Company submitted a compliance plan to NASDAQ in a timely fashion, however, due to the timing of the annual examination of its wholly owned subsidiary Fidelity Bank, and management’s inability to certify the Company’s financial statements until resolution of its disagreement with the FDIC on certain accounting and regulatory issues, the Company could not assure NASDAQ that it would be in compliance with Listing Rule 5250(c)(1) by the required deadline. As such, the Company’s compliance plan was not accepted.

The Company has the right to appeal the NASDAQ staff’s determination to suspend trading in the Company’s securities and its delisting and deregistration from NASDAQ, but does not expect to do so, due, in part, to the Company’s belief that the interests of the Company and its shareholders will be better served at the present time through cost savings afforded by delisting from NASDAQ.

Effective Monday, November 28, 2011, the Company anticipates that transactions in the Company’s stock will be reported on the OTC Pink, Limited Information, under the symbol DEAR. Investors are cautioned that transactions reported may reflect inter-dealer prices, without retail markup, markdown or commissions, and may not necessarily represent actual transactions in the common stock. Additionally, investors are cautioned that the Company is not current in its reporting to the SEC having failed to file its quarterly reports on Form 10-Q for the quarters ending June 30, 2011 and September 30, 2011.

On November 23, 2011, the Company issued a press release announcing the receipt of the November 18, 2011 NASDAQ letter. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated November 23, 2011

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DEARBORN BANCORP, INC.

Dated: November 23, 2011	By:	/s/ Jeffrey L. Karafa
	Name:	Jeffrey L. Karafa
	Title:	Treasurer and Chief Financial Officer

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